UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 11, 2004

THE OILGEAR COMPANY
(Exact name of Registrant as specified in its charter)

Wisconsin	000-00822	39-0514580
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 South 51st Street
Post Office Box 343924
Milwaukee, Wisconsin	53234-3924
(Address of principal executive offices)	(Zip Code)

(414) 327-1700
(Registrant’s telephone number, including area code)

_________________

Item 7.   Financial Statements and Exhibits.

(c)   Exhibits

Exhibit Number	Description

99	Press release dated May 11, 2004, reporting the Company’s financial results and related information for the first fiscal quarter and year-to-date ended March 31, 2004. The press release is being furnished pursuant to Item 12 of this Form 8-K.

Item 12.   Results of Operations and Financial Condition.

On May 11, 2004, the Company issued a press release reporting the Company’s financial results and related information for the first fiscal quarter and year-to-date ended March 31, 2004. The press release is attached as Exhibit 99.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE OILGEAR COMPANY
Date: May 11, 2004	By:	/s/ David A. Zuege

David A. Zuege, President and Chief Executive Officer

THE OILGEAR COMPANY
(the “Registrant”)
(Commission File No. 000-00822)

EXHIBIT INDEX
TO
FORM 8-K CURRENT REPORT
Date of Report:   May 11, 2004

Exhibit Number	Description	Furnished Herewith
99	Press Release dated May 11, 2004, issued by the Registrant	X